UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    July 17, 2015

E-WASTE CORP
(Exact Name of Registrant as Specified in Charter)

Florida	333-180251	45-4390042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o CKR Law, LLP 1330 Avenue of the Americas, 14th Floor New York, NY 10019
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(212) 259-7300

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 18, 2015, E-Waste Corp. (the “Company”) was notified by the Securities and Exchange Commission (the “SEC”) that the SEC has suspended the Company’s prior auditor, DKM Certified Public Accountants, from practicing as an accountant on behalf of any publicly traded company or other entity regulated by the SEC. This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (“SEC”) on July 23, 2015, amends the Form 8-K solely to include disclosure relating to such suspension.

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective as of July 17, 2015, DKM Certified Public Accountants resigned as the independent registered public accounting firm engaged to audit the financial statements of E-Waste Corp., a Florida corporation (the “Company”).  DKM Certified Public Accountants’ resignation was accepted by the Company’s board of directors (“Board”).

The reports of DKM Certified Public Accountants on the financial statements of the Company for the fiscal years ended February 28, 2015 and 2014, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Company’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the years ended February 28, 2015 and 2014, and through July 17, 2015, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with DKM Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DKM Certified Public Accountants’ satisfaction, would have caused DKM Certified Public Accountants to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided DKM Certified Public Accountants with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from DKM Certified Public Accountants a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.  A copy of DKM Certified Public Accountants’ letter dated July 22, 2015 is filed herewith as Exhibit 16.1.

Effective as of July 22, 2015, the Company engaged Stevenson & Company CPAs LLC as the Company’s independent registered public accounting firm for the year ending February 29, 2016.

During the years ended February 28, 2015 and 2014, and through July 17, 2015, neither the Company nor anyone on its behalf has previously consulted with Stevenson & Company CPAs LLC regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Stevenson & Company CPAs LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

On December 18, 2015, the Company was notified by the Securities and Exchange Commission (the “SEC”) that the SEC has suspended DKM Certified Public Accountants from practicing as an accountant on behalf of any publicly traded company or other entity regulated by the SEC. As a result, the Company may not include audit reports or consents of DKM Certified Public Accountants in the Company’s future filings with the SEC. The Company plans to engage Stevenson & Company CPAs LLC to re-audit its financial statements for the fiscal year ended February 28, 2015, and to include the re-audited financial statements, together with the Company’s audited financial statements for the fiscal year ended February 29, 2016, in its annual report on Form 10-K for the fiscal year ended February 29, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from DKM Certified Public Accountants to the Securities and Exchange Commission, dated July 22, 2015*

* Filed with the SEC on July 23, 2015, as an exhibit, numbered as indicated above, to the Company’s Current Report on Form 8-K, dated July 17, 2015, which exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2015	E-WASTE CORP.

By: /s/ Peter E. de Svastich
Name: Peter E. de Svastich
Title: President